Exhibit 10.12.1

Amendment to the OPTION AND JOINT VENTURE AGREEMENT

Of March 15th, 2001

It is hereby agreed this 14th day of May, 2002, to amend the OPTION AND JOINT VENTURE AGREEMENT of March __15____, 2001, (“The Agreement”) between MINERA ANDES INC., a corporation formed under the laws of Canada ("MAI”), MINERA ANDES S.A., a corporation formed under the laws of Argentina (“MASA”) and MAURICIO HOCHSCHILD & CIA. LTDA., a corporation formed under the laws of Peru (“MHC”).

By mutual consent as witnessed by the signing of this document it is hereby agreed that “Rights” as defined under the preamble of The Agreement and more particularly described in Schedule A of The Agreement will be modified effective as of May 15, 2002 to the areas of interest described in Exhibit 1.

Also, by mutual consent as witnessed by the signing of this document it is hereby agreed that MHC will hereafter take over the responsibilities of maintaining the Rights described in Exhibit 1 as defined under section 7.1.4 (f) of The Agreement.

Neither party shall take any action during the Option Period to exclude from the Property any portion or parcel of the Rights described in Exhibit 1 without the consent of the other party, except in accordance with the procedure state in Section 7.2 of The Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day, month and year first above written.

MINERA ANDES INC.

By:	/s/ Allen V. Ambrose

Its: President

MINERA ANDES S.A.

By:	/s/ Dr. Jorge Vargas

Its:

MAURICIO HOCHSCHILD & CIA. LTD.

By:	/s/ [illegible]

Its:

EXHIBIT  1

	PROPERTY TYPE	FILE	AREA REAL	Comments
1	El Pluma 1	410.411/MA/99	750	Ex cateo 402.845
2	El Pluma 2	412.277/MA/99	1000	Ex cateo 402.845
3	El Pluma 3	412.279/MA/99	750	Ex cateo 402.845
4	El Pluma 4	412.281/MA/99	1000	Ex cateo 402.845
5	El Pluma E1	410.412/MA/99	1000	Ex cateo 403.627
6	El Pluma E2	412.278/MA/99	1000	Ex cateo 403.627
7	El Pluma E3	412.280/MA/99	800	Ex cateo 403.627
8	Saavedra 10	413.395/MA/00	1000	in cateo
9	Saavedra 11	401.874/MA/01	1000	in cateo
10	Saavedra 12	401.875/MA/01	1000	in cateo
11	Saavedra 13	401.876/MA/01	1000	in cateo
12	Saavedra 14	401.877/MA/01	1000	in cateo
13	Saavedra 1a	410.093/MA/99	1000	in cateo
14	Saavedra 2a	410.091/MA/99	1000	in cateo
15	Saavedra 3	410.096/MA/99	800	ex cateo
16	Saavedra 4	410.095/MA/99	800	in cateo
17	Saavedra 5	410.089/MA/99	800	in cateo
18	Saavedra 6b	410.094/MA/99	800	ex cateo
19	Saavedra 7a	410.090/MA/99	1000	in cateo
20	Saavedra 8	410.092/MA/99	1000	in cateo
21	Saavedra 9	413.396/MA/00	1000	in cateo
22	SaavNE1	400.625/MA/01	1000	ex cateo
23	SaavNE2	400.626/MA/01	1000	ex cateo
24	SaavNE3	400.627/MA/01	500	ex cateo
25	Tres A	411.333/MA/99	1000	ex cateo
26	Tres B	411.334/MA/99	750	ex cateo
27	Tres C	414.264/MA/00	980	ex cateo
28	Tres Colores A	411.332/MA/99	1000	Ex cateo 406.002
29	Tres Colores B	411.331/MA/99	998.5	Ex cateo 406.002
30	Tres Colores C	414.643/MA/00	901	Ex cateo 406.002
31	Tres Colores D	414.642/MA/00	901	Ex cateo 406.002
32	Tres Colores E	414.641/MA/00	901	Ex cateo 406.002
33	Tres Colores F	414.640/MA/00	901	Ex cateo 406.002
34	Tres Colores G	414.639/MA/00	397.5	Ex cateo 406.002
35	Tres D	414.265/MA/00	770.13	ex cateo
36	Tres E	414.266/MA/00	999.93	ex cateo
37	Tres F	414.267/MA/00	999.93	ex cateo
38	Uno A	413.095/MA/00	840	ex cateo

39	Uno B	413.096/MA/00	840	ex cateo
40	Uno C	413.097/MA/00	820.2	ex cateo
41	Uno D	400.765/MA/01	840	ex cateo
42	Uno E	400.766/MA/01	840	ex cateo
43	Uno F	400.764/MA/01	594	ex cateo
44	Uno G	401.507/MA/01	1103.7	ex cateo 406.943
45	Uno H	401.508/MA/01	560.4	ex cateo 406.943
46	Uno I	401.509/MA/01	560.4	ex cateo 406.943
47	AGUAS VIVAS	403.089/MSC/01	9992
			50490.69